UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05009

COLORADO BONDSHARES —

A TAX-EXEMPT FUND

(Exact name of registrant as specified in its charter)

1200 17TH STREET, SUITE 850

DENVER, COLORADO 80202-5808

(Address of principal executive offices) (Zip code)

FRED R. KELLY, JR.

1200 17TH STREET, SUITE 850

DENVER, COLORADO 80202-5808

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-572-6990

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2017

ITEM 1. REPORTS TO STOCKHOLDERS.

November 17, 2017

Dear Shareholders:

We appear to be on the verge of experiencing tax reform for the first time in 30 years. When last completed in the Reagan Administration we were promised tax reduction and for many people the exact opposite occurred. While tax rates were indeed decreased, deductions were also severely curtailed resulting in higher effective rates. The tax burden was shifted from individuals to corporations. Offered in the spirit of fairness we ended up with the alternate minimum tax which subjected individuals to “tax creep” the likes of which had never been seen and was so onerous that an individual with too many children could suddenly be subject to additional tax. Heaven knows that those parents have already paid. Over the years, politicians have gradually put incentives back in the law such as the carried interest provision which should now be reversed, but probably will not be.

The direction this time is to reverse fields and shift the burden from corporations back to wealthy individuals. The premise is to make our corporations more competitive in the world market and allow them to do more hiring and more capital spending with a resultant positive effect on the economy. All of that sounds good but could either be inflationary or sow the seeds for the next recession. Government has a habit throughout history of stimulating at the wrong time. Don’t get me wrong, I am all in favor of Americans doing better and we all know that taxes are too high but there is not one iota of debt reduction anywhere in the proposed legislation. We are assured that this will be in the next phase but given the difficulty encountered with healthcare tax reform and the deep divisions in Congress it will be a miracle if we ever get around to that loathsome task of addressing entitlements. Some of the provisions like state and local tax deductions as well as home mortgage deductions are widely covered in the press. Other provisions are not and you may be hearing about those here first.

In the House version of the bill all private activity bonds issued after 12/31/2017 are no longer tax exempt. This potentially adversely affects low income housing, hospitals, airports, and charter schools which comprise 40% of the tax-exempt market. In my opinion, this is not adviseable from a public policy perspective and will likely cause a rush to market of all affected issuers causing a short-term glut and a long-term scarcity of tax-exempt bonds. The Senate version contains no such provision and in fact eliminates AMT treatment of bonds. The two diametrically opposed philosophies must be reconciled in the final version, which outcome cannot be predicted. However it ends up, Colorado BondShares will learn how to cope with the new rules as they become known. We are thankful that the proposals are not even more draconian than they are and they serve to make income from municipal bonds ever more attractive, which is good. Now you know the rest of the story. The changes, if adopted, are not expected to substantially change how the Fund does business.

For a detailed review of the Fund’s financial results please see the attached pages. According to Thomson Reuters we ended our year as the number one performing fund in our category. Don’t hold that against us; we will work harder and try to do better next year. Thanks to you the Fund reached new heights in terms of size and income distributed this year. We appreciate our shareholders very much and are honored to serve you.

Sincerely,

Fred R Kelly, Jr.

Portfolio Manager

Officers and Trustees

George N. Donnelly, Chairman of the Board of Trustees, Interim President, Secretary, Treasurer and Trustee

Bruce G. Ely, Trustee

James R. Madden, Trustee

Fred R. Kelly, Jr., Portfolio Manager

Investment Adviser

Freedom Funds Management Company

Transfer, Shareholder Servicing, and Dividend Disbursing Agent

Freedom Funds Management Company

Distributor

Colorado Financial Service Corporation

Custodian of Portfolio Securities

UMB Bank, N.A.

Independent Registered Public Accounting Firm

EKS&H LLLP

Special Legal Counsel

Kutak Rock LLP

This report is submitted for the general information of the shareholders of Colorado BondShares — A Tax-Exempt Fund. This report must be preceded or accompanied by a Prospectus of the Fund. The prospectus contains information concerning the investment policies and expenses of the portfolio in addition to other pertinent information. Shares of Colorado BondShares — A Tax-Exempt Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

FEDERAL INCOME TAX INFORMATION

(unaudited)

The Fund hereby designates the following amount for the Fund’s fiscal year ended September 30, 2017:

Exempt interest dividends: 84.49%

In early 2018, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2017. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Individual shareholders should refer to their Form 1099s or other tax information to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisers.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

When the Fund began in 1987, the goal was very simple and straightforward, “maximize income that is exempt from both Colorado and federal income taxes while simultaneously preserving capital.” Our specialty was honed in the Colorado non-rated municipal markets and refined over the last 30 years, while navigating inherent challenges that come along with this type of investment. Much of our success, since, has come from remaining true to the discipline of staying with what we do best in the market we know best. Because of this we have managed to weather the ups and downs of the economy, both locally and nationally, as well as interest rate volatility that often accompanies these changes.

This was especially true in 2017 fiscal year. The 4th quarter of 2016 was fraught with a number of interesting events beginning with the 2016 presidential election, punctuated with slight volatility in treasury yields and closing out the year as the Federal Reserve raised the target range for the federal funds from 0.5% to 0.75%. In 2017, the Federal Reserve, determined that the economy was continuing to strengthen and in a cautious move against inflation, raised the Fed rate causing the bond market to react with some modest downward pressure in prices. The current federal funds range is 1.00% to 1.25% with the expectation of another .25% in December of this year bringing it to 1.50%. It is expected that rates will go to 2% in 2018 and 3% in 2019. In addition, the Federal Reserve announced that it would begin reducing its balance sheet beginning with $10 billion in October 2017 and continuing every month until it reaches approximately $50 billion a month by October 2018.

Nationally, the U.S. economy continued its expansive growth through 2016 and into 2017 and expectations are for it to continue into 2018. International markets also experienced improved performance over earlier projections.

Locally, the Colorado economy continues to show positive markers for continued expansion, though at a slower pace than prior years. The March 17, 2017 publication of Focus Colorado: Economic and Revenue Forecast is quoted saying “The two-year downturn in the oil and gas industry appears to be at an end as rig counts have begun to increase in recent months.” The publication went on to say that both consumer spending and new job opportunities have contributed to a lower unemployment rate. Those predictions were tempered by factors such as full employment and an aging population of Baby Boomers, estimated to be over 50 million nationwide.

As detailed earlier, the municipal market struggled with price volatility through 4th quarter 2016 as well as 1st quarter 2017. During the 2nd and 3rd quarter 2017, prices gradually recovered. During that period, the Fund experienced net cash inflows that were driven by, among other things, yield-seeking investors. The incentive appears to be tax exempt income and relief from, potentially, new and higher taxes. Depending on their respective tax bracket, investors could garner substantial tax-equivalent yields, especially when compared to U.S. Treasuries or low yielding bank CDs. In calendar year 2017 (through October), the market posted over $363 billion in new municipal issuances, down about 10% year over year (MSRB/EMMA). However, municipal bond mutual funds reported an estimated $287 million net inflows just in the month of October (Investment Company Institute).

From 2011 through 2014, Colorado population expanded by 236,000 to 5.356 million. Experts have estimated that numbers will be close to 5.4 million for 2015 and 5.474 million for 2016. Current estimates for 2017 are projected to be in the vicinity of 5.632 million. Furthermore, it is expected that the population in the Denver Metro area will likely exceed 6 million by 2020 and possibly 7.8 million by 2040. Over eighty percent of Colorado’s population reside in the 12 counties that make up the Front Range. Given those statistics and the fact that the majority of our special district bonds are located within the Front Range, Management is confident that our investments in these districts will continue to prosper.

In spite of signs of slowing growth in the housing market in 2017, both multi-family and single-family homes remained a significant component of the Colorado municipal bond industry because of their dramatic effect on taxable land. The first quarter 2017 Metrostudy Executive Briefing (May 31, 2017) stated that new home starts in 1Q2017 were at the “highest quarterly levels since 3Q2007.” The report further stated that new housing starts were up 19% year over year, levels not seen since 1Q2007. Much of this is fueled by increased population in-migration (over 38,000, so far, in 2017) driving more job creation and wage and employment growth which, in turn, pushes the “demand needle” for more housing options. Review of third quarter 2017 data revealed existing home sales “remain high despite slowing in recent months.” The supply/demand ratio in the housing market has noticeably tightened and may be contributing to what some believe to be a “flattening” in housing demand. Home buyers appear to be responding negatively to escalating new home prices, making existing homes on the market appealing. In June of this year, there were 5,712 sales of existing homes, an increase of 1% year over year. Annual sales are up 6% at 57,477 (Metrostudy Executive Summary 2Q2017). Average days on the market are 23, the lowest in 15 years. The average price for existing detached homes was $498,762, highest on record. Average detached new home sales price is $534,870 (Metrostudy 2Q2017), up 4% for 12 months ending June. The report claims that “no time in Denver’s history has housing been as expensive as it is now with only 28% of new home starts priced below $400,000.” So, with higher home prices and potential interest rate hikes, new home buyers and existing home owners looking to “move up” are at the mercy of two factors: price and borrowing costs, both of which can put pressure on potential future sales. To date, the positive still appears to outweigh the negative. However, this slowing trend has prompted some to believe that these factors may be influencing household dynamics causing a change in family formation. Some would-be buyers are gravitating toward the townhome/duplex market while still others are remodeling their existing homes offering a more affordable option at improving their living situations. Townhome and Duplex starts are expected to reach all-time highs in 2018. The price trend in average rent is up 3.2%, over last year to $1,412. Going forward, we believe, rentals in the multi-family sector will continue to fill a need for those unable to qualify for lending guidelines. This year, “the attached product category comprises over 30% of all activity, the highest level since 2008” (Metrostudy Executive Summary, 2Q2017). Millennials may well provide the impetus for change in the housing market in future years, demanding smaller, more affordable homes with “smart technology”. Given that they now have overtaken the Baby Boomers and have become America’s largest generation, it is believed that their influence with builders may sufficiently sway them to re-focus on more affordable housing in the sub $400,000 market.

Charter schools continue to grow in number and have reached nearly 7,000 schools in the country, enrolling 3.1 million students with 1 million students on wait lists to get into charters. Charter schools exist in 43 states plus the District of Columbia. Colorado’s charter school law was passed in 1993. Schools opened quickly and by fall of 2016 there were 238 schools. Currently, charter schools constitute 27% of the bonds in the portfolio.

The combination of relatively low interest rates and tight underwriting spreads have put pressure on municipal bond funds to produce net positive returns for the year. Municipal bond mutual funds typically experience net cash inflows correlative with strong total return performance. This year’s performance proved to be a case in point. The Fund’s total return for fiscal year, ended 9/30/2017 was ranked #1 by Lipper when compared to peers in the “Other States Municipal Debt Fund” category. The results were highlighted by a number of positive events, one being the retirement of several bonds purchased in prior years at a deep discount with unpaid interest owed. The bonds were all paid off in full plus accrued interest. For the fiscal year ended September 30, 2017, the Fund recorded a total return of 4.03% at net asset value; the return was comprised of an investment income component of 4.54% and principal depreciation of -.51%. Some funds use leverage in an attempt to enhance their yields but the Fund did not. According to Thomson Reuters, the Fund ranked #1 in the 1-year, 3-year and 5-year category. The average annual total returns at the maximum offering price (including sales charges and reinvestment of all dividends and distributions) are -0.92%, 2.81%, 3.22%, 3.76% for the one, three, five and ten-year periods ended September 30, 2017, respectively.

A key factor which has contributed to the Fund’s stability in the past and continues going forward is management’s determination to maintain a shorter average duration (time period during which securities are likely to be held by the portfolio), which is among the lowest in our peer group. Through the majority of the year, the Fund carried a disproportionately high weighting of short-term bonds and cash in the portfolio, designed to lessen the exposure to market risk in a time when it appeared likely for interest rates to rise and spreads to widen. As low rates persisted, some Colorado issuers responded by refinancing their higher coupon debt for bonds with significantly lower rates. This effectively reduced their annual debt service payments and simultaneously improved the financial health of their districts. Additionally, some issuers, again taking advantage of the lower borrowing costs, made the decision to embark on new projects that had been delayed during the credit crisis years earlier. Both scenarios resulted in a plethora of new deals that came to our Colorado market in 2017. While the strategy of buying short maturities helped to protect principal, it did not maximize the current income stream. Distributions of $0.48/share in fiscal year 2017 compared slightly more favorable to $0.41/share in 2016 and $0.38/share in 2015. It is management’s philosophy that it is easier to recoup lost income than it is to recover principal losses. Until the risks posed by rising interest rates have abated, management will continue to exercise this methodology. Much of this year’s income may be attributed to longer term holdings being principally invested in not-rated tax-exempt bonds, with coupon rates that exceed average coupons currently available in the market. Not-rated securities are generally subject to greater credit risk than rated issues; but proper analysis by management may effectively mitigate these risks. It should be stated that past performance is not necessarily indicative of future performance, but it is one of many important factors to consider when evaluating a potential investment.

PERFORMANCE SUMMARY (Unaudited)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

COLORADO BONDSHARES(1)

THE LIPPER GENERAL MUNICIPAL DEBT FUND INDEX(4)

AND THE BLOOMBERG BARCLAY MUNICIPAL BOND TOTAL RETURN INDEX(5)

(1)	Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated period of time, taking into account the imposition of the sales charge and other fees and assuming the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

*	Fiscal year ended September 30, 2007 includes an interest payment of approximately $3.8 million representing four years of unpaid interest relating to the Fund’s holding of United Airlines/Denver International Airport bonds that is a non-recurring event outside of the control of the Fund.

*	Fiscal year ended September 30, 2016 includes a principal write down of approximately $14.5 million due to an adverse decision by the Colorado State Court of Appeal on the Marin Metropolitan District bonds that is a non-recurring event outside of the control of the Fund.

(2)	Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period. Average annual total returns for the one-year, five-year and ten-year periods ended September 30, 2017 are (0.92%), 3.22%, and 3.76%, respectively. Average annual total includes the imposition of the sales charge and assumes the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

(3)	Includes reinvestment of dividends and adjustment for the maximum sales charge of 4.75%.

(4)	The Lipper General Municipal Debt Fund Index is a non-weighted index of the 30 largest funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings. The Lipper General Municipal Debt Fund Index reflects no deductions for fees, expenses or taxes, includes reinvestment of dividends but does not reflect any adjustment for sales charge.

(5)	The Bloomberg Barclay Municipal Bond Total Return Index which replaced the Barclays Capital Municipal Bond Total Return Index (the “Barclay Index”) is considered representative of the broad market for investment grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. You cannot invest directly in this index. This index is not professionally managed and does not pay any commissions, expenses or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower. The Fund selected the Bloomberg Barclay Index to compare the returns of the Fund to an appropriate broad-based securities market index. You should note, however, that there are some fundamental differences between the portfolio of securities invested in by the Fund and the securities represented by the Bloomberg Barclay Index. Unlike the Fund which invests primarily in not rated securities on issues of any size, the Bloomberg Barclay Index only includes securities with a rating of at least “Baa” by Moody’s Investor Services, Inc. from an issue size of no less than $50 million. Some of these differences between the portfolio of the Fund and the securities represented by the Bloomberg Barclay Index may cause the performance of the Fund to differ from the performance of the Bloomberg Barclay Index.

CREDIT QUALITY (unaudited)

Colorado BondShares — A Tax-Exempt Fund

Based on a Percentage of Total Net Assets as of September 30, 2017

SECTOR BREAKDOWN (unaudited)

Colorado BondShares — A Tax-Exempt Fund

Based on a Percentage of Total Net Assets as of September 30, 2017

* Short-term investments include securities with a maturity date or redemption feature of one year or less, as identified in the Schedule of Investments.

** Cash & equivalents include cash and receivables less liabilities.

Officers and Trustees of the Fund

The following tables list the trustees and officers of the Fund, together with their address, age, positions held with the Fund, the term of each office held and the length of time served in each office, principal business occupations during the past five years and other directorships, if any, held by each trustee and officer. Each trustee and officer has served in that capacity for the Fund continuously since originally elected or appointed. The Board of Trustees supervises the business activities of the Fund. Each trustee serves as a trustee until termination of the Fund unless the trustee dies, resigns, retires, or is removed. The Statement of Additional Information of the Fund includes additional information about Fund trustees and is available, without charge, upon request. Shareholders may call (800) 572-0069 to request the Statement of Additional Information.

Name, Address and Age	Position held with the Fund and Length of Time Served	Principal Occupation During the Past Five Years:	Other Directorships Held By Director
Non-Interested Trustees
Bruce G. Ely 1200 17th Street, Suite 850 Denver CO 80202 Age: 66	Trustee since July 2002	Mr. Ely was a Regional Director for Cutwater Asset Management, a wholly owned subsidiary of MBIA, Inc., until his retirement in September 2013.	None

James R. Madden 1200 17th Street, Suite 850 Denver CO 80202 Age: 73	Trustee since September 2004	Mr. Madden has owned Madden Enterprises, a real estate company that owns and leases commercial buildings and real estate, for the past thirty years. He is also a stockholder and director of The Community Bank in western Kansas. He has been a bank director for 25 years.	None

Interested Trustees*
George N. Donnelly 1200 17th Street, Suite 850 Denver CO 80202 Age: 70	Chairman of the Board of Trustees, Trustee since inception of the Fund in 1987 and Interim President, Secretary and Treasurer of the Fund since September 26, 2008	Mr. Donnelly was a Senior Regional Vice President for Phoenix Life Insurance Company until his retirement in January 2010.	None

*George N. Donnelly is an “interested person” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position as both an officer and a trustee of the Fund as described in the table above. None of the trustees nor the officers of the Fund have any position with the Investment Adviser, the principal underwriter of the Fund, the distribution agent of the Fund, the service agent of the Fund or the custodian of the Fund, or any affiliates thereof. There is no family relationship between any officers and trustees of the Fund.

Compensation

The Board of Trustees met four times during the fiscal year ended September 30, 2017. The following tables show the compensation paid by the Fund to each of the trustees during that year:

Name of Person, Position(s) with the Fund	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation from Fund Paid to Such Person

Non-Interested Trustees

Bruce G. Ely, Trustee	$2,400	N/A	$2,400

James R. Madden, Trustee	3,200	N/A	3,200

Interested Trustees

George N. Donnelly, Trustee, Interim President, Secretary and Treasurer	3,200	N/A	3,200

No officer or trustee of the Fund received remuneration from the Fund in excess of $60,000 for services to the Fund during the fiscal year ended September 30, 2017. The officers and trustees of the Fund, as a group, received $8,800 in compensation from the Fund for services to the Fund during the 2017 fiscal year.

Other Information

Proxy Voting Record

The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered during the 12 months ended June 30, 2017 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov or you may call us at 1-800-572-0069.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at http://www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-732-0330 or you may call us at 1-800-572-0069.

Trustees Approve Advisory Agreement

The Board of Trustees (the “Trustees”) of Colorado BondShares — A Tax-Exempt Fund approved the continuance of the Fund’s Investment Advisory and Service Agreement with Freedom Funds Management Company (“Freedom Funds”) at a meeting held on October 5, 2017. In approving the Advisory Agreement, the Trustees, including the disinterested trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by Freedom Funds or its affiliates in connection with providing services to the Fund, compared the fees charged by Freedom Funds to those paid by similar funds, and analyzed the expenses incurred by Freedom Funds with respect to the Fund. The Trustees also considered the Fund’s performance relative to a selected peer group, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. The Trustees determined that the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the Fund and its shareholders. Matters considered by the Trustees in connection with its consideration of the Advisory Agreement included, among other things, the following:

1. Investment Adviser Services

Freedom Funds manages the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies. In addition, Freedom Funds administers the Fund’s daily business affairs such as providing accurate accounting records, computing accrued income and expenses of the Fund, computing the daily net asset value of the Fund, assuring proper dividend disbursements, proper financial information to investors, and notices of all shareholders’ meetings, and providing sufficient office space, storage, telephone services, and personnel to accomplish these responsibilities. In considering the nature, extent and quality of the services provided by Freedom Funds, the Trustees believe that the services provided by Freedom Funds have provided the Fund with superior results. At the same time, Freedom Fund’s fee structure is equal to or lower than the comparable funds. The Trustees noted the Fund’s focus is inherently more labor intensive. Under the circumstances, the Trustees found the fee structure to be justified.

2. Investment Performance

The Trustees reviewed the performance of the Fund compared to other similar funds, and reported that the current (as of September 30, 2017) net asset value was $9.05 per share and the current distribution yield (based on net asset value) was 4.18% (also as of September 30, 2017). Since the overall structure of the portfolio was satisfactory and the performance of the Fund, measured in terms of distribution yield and total return, was ahead of the other members of its peer group of Colorado funds (higher than the distribution yield of six comparable Colorado municipal bond funds), no changes to either the type of assets or manner of operations were recommended.

3. Expense Ratios

The Trustees reviewed the performance (measured by distribution yield), fees and expense ratios of six Colorado municipal bond funds (such six being the only such funds known to the Trustees at the time). The Fund was at the top of the list in terms of current yield and total performance; it had one of the lower expense ratios. The Trustees considered the fact that the Fund’s unique focus on not rated bonds, while geared toward producing superior investment results, often required additional expenses. While expenses can vary with not rated bonds (principally as a result of litigation with respect to defaulted issues and higher monitoring costs occasioned by less readily available information), the Trustees noted the Fund’s performance for the current year.

4. Management Fees and Expenses

The Trustees reviewed the investment advisory fee rates payable by the Fund to Freedom Funds. As part of its review, the Trustees considered the estimated advisory fees and the Fund’s estimated total expense ratio for the one-year period as of September 30, 2017 as compared to a group of six comparable Colorado municipal bond funds identified by Freedom Funds. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by Freedom Funds, the Trustees concluded that the advisory fees charged by Freedom Funds for the advisory and related services to the Fund and the Fund’s total expense ratio are reasonable. The management fee is one half of one percent of total net assets managed. Such fee is payable to Freedom Funds on a monthly basis. This fee is comparable to the group of six competing Colorado municipal bond funds identified by Freedom Funds and is consistent with national funds many times the Fund’s size.

5. Profitability

The Trustees reviewed the level of profits realized by Freedom Funds and relevant affiliates thereof in providing investment and administrative services to the Fund. The Trustees considered the level of profits realized without regard to revenue sharing or other payments by Freedom Funds and its affiliates to third parties in respect to distribution of the Fund’s securities. The Trustees also considered other direct or indirect benefits received by Freedom Funds and its affiliates in connection with its relationship with the Fund and found that there were none. The Trustees concluded that, in light of the foregoing factors and the nature, extent and quality of the services provided by Freedom Funds, the profits realized by Freedom Funds are reasonable.

6. Economies of Scale

In reviewing advisory fees and profitability, the Trustees also considered the extent to which Freedom Funds and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Trustees acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds, particularly in an environment where costs are rising due to changing regulations. The Trustees reviewed data summarizing the increases and decreases in the assets of the Fund over various time periods, and evaluated the extent to which the total expense ratio of the Fund and Freedom Fund’s profitability may have been affected by such increases or decreases. Between October 2016 and September 30, 2017, total net assets of the Fund under management by Freedom Funds increased from $1,062.0 billion to $1,137.8 billion. The number of shares of the Fund that have been redeemed has been less than the number of new shares issued by the Fund, and as a result the Fund continues to grow at what the Trustees determined was a healthy level and the Fund is near its all-time high in terms of total assets.

Based upon the foregoing, the Trustees concluded that the benefits from the economies of scale are currently being shared equitably by Freedom Funds and the Fund. The Trustees also concluded that the structure of the advisory fee can be expected to cause Freedom Funds, its affiliates and the Fund to continue to share such benefits equitably and that breakpoints need not be instituted at this time.

After requesting and reviewing these and other factors that they deemed relevant, the Trustees concluded that the continuation of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Freedom Funds also serves as the transfer agent, shareholder servicing agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Service Agreement (the “Service Agreement”).

Freedom Funds’ duties under the Service Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund and all other customary services of a transfer agent, shareholder servicing agent and dividend disbursing agent. As compensation for these services, the Fund may pay Freedom Funds at a rate intended to represent Freedom Funds’ cost of providing such services. This fee would be in addition to the investment advisory fee payable to Freedom Funds under the Advisory Agreement.

FUND EXPENSES (unaudited)

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and compare these costs with those of other mutual funds. The examples (actual and hypothetical 5% return) are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

As a shareholder of Colorado BondShares — A Tax-Exempt Fund (the “Fund’) you can incur two types of costs:

•	Sales charges (front loads) on fund purchases and

•

Ongoing fund costs, including management fees, administrative services, and other fund expenses. All mutual funds have operating expenses. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Actual Fund Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2017

Colorado BondShares — A Tax- Exempt Fund	Beginning Account Value 04/01/17	Ending Account Value 09/30/17	Expenses Paid During Period¹
Based on Actual Fund Return	$1,000.00	$1,037.58	$3.12
Based on Hypothetical 5% Annual Return Before Expenses	$1,000.00	$1,021.95	$3.09

(1)	The expenses shown in this table are equal to the Fund’s annualized expense ratio of 0.61% for fiscal year ended September 30, 2017, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher. You can find more information about the Fund’s expenses in the Financial Statements section of this report. For additional information on operating costs please see the Fund’s prospectus.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Colorado BondShares — A Tax-Exempt Fund

We have audited the accompanying statement of assets and liabilities of Colorado BondShares — A Tax-Exempt Fund (the “Fund”), including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years ended September 30, 2017 and 2016, and the financial highlights for each of the four years ended September 30, 2017, 2016, 2015, and 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, audits of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Colorado BondShares — A Tax-Exempt Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years ended September 30, 2017 and 2016, and the financial highlights for each of the four years ended September 30, 2017, 2016, 2015, and 2014, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of September 30, 2013, and for the year then ended, which included the financial highlights for the year ended September 30, 2013, were audited by other auditors, whose report dated November 27, 2013, expressed an unqualified opinion on those statements.

EKS&H LLLP

November 21, 2017

Denver, Colorado

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments

September 30, 2017

Face Amount		Value
Colorado Municipal Bonds — 53.3%
1,600,000	Aberdeen Metropolitan District No. 1 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 7.50% to yield 8.00% due 12/1/2035	$480,032
4,705,000	Adonea Metropolitan District No. 2 LTD Tax (Convertible to Unlimited Tax) G.O. Series 2005A, 6.125% to yield 6.25% – 10.33% due 12/1/2025	3,573,683
8,760,000	Adonea Metropolitan District No. 2 LTD Tax (Convertible to Unlimited Tax) G.O. Series 2005A, 6.25% to yield 8.62% – 9.10% due 12/1/2035	6,653,658
26,000,000	Arista Metropolitan District Subordinate (Convertible to Parity) Special Revenue Series 2008, 9.25% to yield 8.125% – 16.442% due 12/1/2037	15,120,820
1,775,000	Banning Lewis Ranch Metropolitan District No. 3 G.O. LTD Tax Series 2015A, 6.125% to yield 6.25% due 12/1/2045	1,756,256
4,315,000	Boulder County Development Revenue (Boulder College of Massage Therapy Project) Series 2006A, 6.35% due 10/15/2031(a)(j)	4,315,000
2,162,000	Bradburn Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 8.00% due 12/15/2034	2,088,470
1,185,000	Brennan Metropolitan District G.O. LTD Tax Series 2016A, 5.25% due 12/1/2046	1,221,308
516,000	Brennan Metropolitan District Subordinate G.O. LTD Tax Series 2016B, 7.50% due 12/15/2046	494,034
8,000,000	Brighton Crossing Metropolitan District No. 4 G.O. (LTD Tax Convertible to Unlimited Tax) Refunding Series 2013, 7.00% 12/1/2023	8,029,600
11,175,000	Bromley Park Metropolitan District No. 2 G.O. LTD Tax Convertible Zero Coupon Series 2007B, 7.00% due 12/15/2037	10,760,631
1,426,000	Buffalo Run Mesa Metropolitan District LTD Tax G.O. Series 2004, 5.00% to yield 5.793% – 5.832% due 12/1/2034	1,300,426
437,363	Buffalo Run Mesa Metropolitan District LTD Tax G.O. Series 2006, 5.00% to yield 5.763% due 12/1/2037	396,233
8,010,000	Castle Oaks Metropolitan District G.O. LTD Tax Refunding and Improvement Series 2012, 5.50% due 12/1/2022(b)	8,073,760
2,860,000	Castle Oaks Metropolitan District No. 3 G.O. LTD Tax Series 2015, 6.25% to yield 6.15% due 12/1/2044	3,042,010
2,345,000	Castle Oaks Metropolitan District No. 3 G.O. LTD Tax Completion Series 2016, 5.50% to yield 5.00% due 12/1/2045	2,410,191
6,500,000	Cimarron Metropolitan District LTD Tax (Convertible to Unlimited Tax) Revenue Series 2012, 6.00% due 12/1/2022	6,459,505
3,501,000	Colliers Hill Metropolitan District No. 2 Subordinate G.O. LTD Tax Series 2017B, 8.50% due 12/15/2047	3,348,601
6,485,214	Colorado Centre Metropolitan District LTD Tax and Special Revenue Series 1992B, 0.00% due 1/1/2032(g)(i)(j)	3,404,738

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Municipal Bonds — (Continued)
2,015,445	Colorado Centre Metropolitan District LTD Tax and Special Revenue Series 1992A, principal only, due 1/1/2027(e)(i)	$1,604,173
2,014,408	Colorado Centre Metropolitan District LTD Tax and Special Revenue Series 1992A, interest only, 9.00% due 1/1/2027(f)(i)(j)	1,611,526
3,467,434	Colorado Educational and Cultural Facilities Authority Charter School Revenue (Carbon Valley Academy Project) A Charter School Created by St. Vrain Valley RE-1J Series 2006, 5.625% to yield 7.394% – 8.022% due 12/1/2036	2,881,992
3,775,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue (Union Colony Charter School Project) A Charter School Created by Weld County School District No. 6 Series 2007, 5.75% to yield 3.737% due 12/1/2037	3,784,438
7,391,000	Colorado Crossing Metropolitan District No. 2 Limited Property Tax Supported Revenue Series 2017, 7.50% due 12/1/2047	7,414,429
13,500,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue (Prospect Ridge Academy Project) A Charter School Authorized Through Adams 12 Five Star Schools Series 2017, 5.00% due 3/15/2023	13,554,405
15,350,000	Colorado Educational and Cultural Facilities Authority (Thomas MacLaren State Charter School Project) A Charter School Created by the State Charter School Institute Series 2017A, 5.00% due 6/1/2024	15,352,763
11,635,000	Colorado Educational and Cultural Facilities Authority (Apex Community School Project) A Charter School Created by the Douglas County School District Re. 1 Series 2017A, 5.25% due 7/1/2022	11,639,887
500,000	Colorado Educational and Cultural Facilities Authority Charter School Refunding and Improvement Revenue (University Lab School Project) Series 2015, A Charter School Chartered Through Weld County School District No. 6, 2.50% to yield 2.442% due 12/15/2019	501,600
41,960,000	Colorado Educational and Cultural Facilities Authority (Stargate Charter School Project) Charter School Improvement Revenue Series 2015A, A Charter School Chartered through Adams 12 Five Star Schools, 5.40% due 12/1/2020	41,835,798
7,015,000	Colorado Educational and Cultural Facilities Authority Charter School Refunding Revenue (Union Colony Elementary School Project) Series 2015, A Charter School Chartered through Weld County School District No. 6, 5.30% due 3/1/2020	7,014,579
38,055,000	Colorado Educational and Cultural Facilities Authority Charter School Refunding Revenue (American Academy Parker Facilities Project) A Charter School Created by Douglas County School District Re. 1 Series 2015, 4.20% due 12/1/2025	38,307,305
8,620,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue Refunding and Improvement (Monarch Montessori of Denver Charter School Project) Series 2015A, 5.50% due 5/15/2020	8,608,966
21,630,000	Colorado Educational and Cultural Facilities Authority Charter School Refunding and Improvement Revenue Series 2016 (Prospect Ridge Academy Project) A Charter School Authorized Through Adams 12 Five Star Schools, 4.85% due 3/15/2023	21,609,019

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Municipal Bonds — (Continued)
31,330,000	Colorado Educational and Cultural Facilities Authority (Ability Connection Colorado Project) Refunding and Improvement Revenue Series 2014, 5.85% due 4/1/2019	$31,566,542
3,570,000	Colorado Educational and Cultural Facilities Authority (Swallow Charter Academy) Refunding and Improvement Revenue Series 2014, 5.70% due 11/15/2019	3,570,179
27,570,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue, Series 2016, (American Academy Project) A Charter School Created by Douglas County School District Re. 1, 4.05% due 12/1/2026	26,993,511
18,045,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue Series 2016 (Addenbrooke Classical Academy Project) A Charter School Created by Jefferson County School District No. 1, 4.50% due 6/1/2021	17,887,467
3,755,000	Colorado Housing and Finance Authority Economic Development Revenue (Micro Business Development Corporation Project) Series 2005, 6.75% due 12/1/2010(a)(j)	3,755,000
635,000	Colorado International Center Metropolitan District No. 3 G.O. Refunding and Improvement (LTD Tax Convertible to Unlimited Tax) Series 2016, 4.625% due 12/1/2031	613,175
2,940,000	Colorado Springs Urban Renewal Authority Subordinate Tax Increment Revenue (University Village Project Refunding) Series 2016, 6.75% due 12/15/2030	2,787,443
1,030,000	Country Club Highlands Metropolitan District G.O. Limited Tax Series 2007, 7.25% due 12/1/2037	370,800
2,100,000	Cuchares Ranch Metropolitan District G.O. LTD Tax Refunding and Improvement Series 2016A, 5.00% due 12/1/2045	2,106,132
500,000	Denver West Promenade Metropolitan District Limited Tax (Convertible to Unlimited Tax) G.O. Series 2013, 5.125% due 12/01/2031	499,415
500,000	Denver West Promenade Metropolitan District Limited Tax (Convertible to Unlimited Tax) G.O. Series 2016, 6.00% due 12/15/2046	461,470
5,508,000	East Cherry Creek Valley Water and Sanitation District Water Activity Enterprise, Inc. Step Rate Water Revenue Series 2004, 6.00% due 11/15/2023(c)	5,513,783
4,500,000	Elbert and Highway 86 Commercial Metropolitan District Public Improvement Fee Revenue Series 2008A, 7.50% due 12/1/2032	2,248,110
2,000,000	Erie Farm Metropolitan District G.O. LTD Tax Series 2016A, 5.50% due 12/1/2045	1,964,140
2,620,000	Erie Highlands Metropolitan District No. 1 G.O. LTD Tax Series 2015A, 5.75% due 12/1/2045	2,663,806
708,000	Erie Highlands Metropolitan District No. 1 Subordinate G.O. LTD Tax Series 2015B, 7.75% due 12/15/2045	706,216
2,000,000	Flatiron Meadows Metropolitan District G.O. LTD Tax Series 2016, 5.125% due 12/1/2046	1,992,340
683,000	Forest Trace Metropolitan District No. 3 Subordinate G.O. LTD Tax Series 2016B, 7.25% due 12/15/2046	642,191

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Municipal Bonds — (Continued)
3,685,000	Fronterra Village Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Refunding & Improvement Series 2007, 4.375% – 5.00% to yield 4.552% – 7.135% due 12/1/2017-2034	$3,691,480
2,000,000	Granby Ranch Metropolitan District LTD Tax G.O. Series 2006, 6.75% due 12/1/2036	2,000,360
585,000	Great Western Park Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2016A, 4.00% due 12/1/2026	572,651
775,000	Great Western Park Metropolitan District No. 2 Subordinate G.O. LTD Tax Series 2016B, 7.25% due 12/15/2046	723,416
1,250,000	Green Gables Metropolitan District No. 1 Series LTD Tax (Convertible to Unlimited Tax) G.O. Series 2016A, 5.30% due 12/1/2046	1,266,488
740,000	Green Gables Metropolitan District No. 1 Series LTD Tax G.O. Subordinate Series 2016B, 7.75% due 12/15/2046	715,484
1,960,000	Highlands Metropolitan District No. 2 LTD Tax (Convertible to Unlimited Tax) G.O. Series 2016A, 5.125% due 12/1/2046	1,863,196
1,269,000	Highlands Metropolitan District No. 2 Subordinate LTD Tax G.O. Series 2016B, 7.500% due 12/15/2046	1,219,560
4,293,000	Hyland Village Metropolitan District LTD Tax G.O. Variable Rate Bonds Series 2008, 6.50% to yield 21.595% due 12/1/2027	1,656,583
1,006,000	Jeffco Business Center Metropolitan District No. 1 LTD Tax G.O. Series 2000, 8.00% to yield 20.907% due 5/1/2020(j)	905,400
2,275,000	Jefferson Center Metropolitan District No. 1 Refunding Revenue Series 2015, 4.75% due 12/1/2026	2,288,650
150,000	Lafayette City Center GID LTD Tax G.O. Series 1999, 5.75% to yield 7.60% due 12/1/2018	149,030
2,590,000	Lewis Pointe Metropolitan District LTD Tax (Convertible to Unlimited Tax) G.O. Series 2015A, 6.00% due 12/1/2044	2,596,993
536,000	Lewis Pointe Metropolitan District Junior Lien LTD Tax G.O. Series 2017C, 9.00% due 12/15/2047	334,394
500,000	Leyden Rock Metropolitan District No. 10 LTD Tax (Convertible to Unlimited Tax) G.O. Refunding and Improvement Series 2016A, 4.00% to yield 3.90% due 12/1/2025	500,595
905,000	Leyden Rock Metropolitan District No. 10 LTD Tax (Convertible to Unlimited Tax) G.O. Refunding and Improvement Series 2016A, 4.375% due 12/1/2033	897,389
1,525,000	Leyden Rock Metropolitan District No. 10 LTD Tax (Convertible to Unlimited Tax) G.O. Refunding and Improvement Series 2016A, 5.00% to yield 4.65% due 12/1/2045	1,549,705
1,195,000	Leyden Rock Metropolitan District No. 10 LTD Tax Subordinate G.O. Series 2016B, 7.25% due 12/15/2045	1,184,902
1,700,000	Littleton Village Metropolitan District No. 2 LTD Tax G.O. & Special Revenue Series 2015, 5.375% to yield 5.40% due 12/1/2045	1,710,948
17,485,000	Marin Metropolitan District LTD Tax G.O. Series 2008, 7.75% due 12/1/2028(a)(j)	3,000,076

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Municipal Bonds — (Continued)
1,405,000	Marvella Metropolitan District G.O. LTD Tax Series 2016A, 5.125% due 12/1/2046	$1,339,738
11,580,000	Meadows Metropolitan District No. 1 G.O. LTD Tax Series 1989 A (reissued on 12/29/1993), 7.999% due 6/1/2029(k)	12,140,819
11,565,000	Meadows Metropolitan District No. 2 G.O. LTD Tax Series 1989 B (reissued on 12/29/1993), 7.999% due 6/1/2029(k)	12,125,093
11,515,000	Meadows Metropolitan District No. 7 G.O. LTD Tax Series 1989 C (reissued on 12/29/1993), 7.999% due 6/1/2029(k)	12,072,671
1,945,000	MidCities Metropolitan District No. 2 Subordinate Special Revenue Refunding Series 2016B, 7.75% due 12/15/2046	1,834,505
237,916	Mount Carbon Metropolitan District LTD Tax and Revenue Refunding Series 2004A, 7.00% to yield 7.075% due 6/1/2043	141,256
1,830,000	Mount Carbon Metropolitan District LTD Tax and Revenue Refunding Series 2004B, 7.00% to yield 7.075% due 6/1/2043	1,086,508
565,000	Mount Carbon Metropolitan District LTD Tax and Revenue Refunding Series 2004C, due 6/1/2043(e)	16,950
1,800,000	Mountain Shadows Metropolitan District LTD Tax Subordinate G.O. Series 2016B, 7.50% due 12/15/2046	1,757,358
2,540,000	Murphy Creek Metropolitan District No. 3 G.O. (LTD Tax Convertible to Unlimited Tax) Refunding and Improvement Series 2006, 6.00% to yield 7.90% due 12/1/2026	1,706,956
1,880,000	Murphy Creek Metropolitan District No. 3 G.O. (LTD Tax Convertible to Unlimited Tax) Refunding and Improvement Series 2006, 6.125% to yield 7.90% – 12.568% due 12/1/2035	1,263,416
1,500,000	Neu Towne Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 7.20% due 12/1/2023	398,010
6,735,000	North Pine Vistas Metropolitan District No. 2 LTD Tax G.O. Series 2016A, 6.75% due 12/1/2046	6,798,780
1,810,000	North Pine Vistas Metropolitan District No. 2 Subordinate LTD Tax G.O. Series 2016B, 8.50% due 12/15/2046	1,823,430
4,345,000	North Pine Vistas Metropolitan District No. 3 LTD Tax G.O. Series 2016A, 6.00% due 12/1/2036	4,387,364
1,203,000	North Pine Vistas Metropolitan District No. 3 Subordinate LTD Tax G.O. Series 2016B, 8.25% due 12/15/2046	1,213,213
1,500,000	Overlook Metropolitan District G.O. LTD Tax (Convertible to Unlimited Tax) Series 2016A, 5.50% due 12/1/2046	1,421,595
2,650,000	Palisade Metropolitan District No. 2 G.O. LTD Tax and Revenue Series 2016, 4.375% due 12/1/2031	2,665,264
2,075,000	Palisade Park North Metropolitan District No. 1 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2016A, 5.875% due 12/1/2046	1,985,692

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Municipal Bonds — (Continued)
525,000	Palisade Park North Metropolitan District No. 1 Subordinate G.O. LTD Tax Series 2016B, 8.00% due 12/15/2046	$506,483
2,120,000	Parker Automotive Metropolitan District G.O. Refunding Series 2016, 5.00% due 12/1/2045	2,016,035
6,414,000	Pioneer Metropolitan District No. 3 LTD Tax G.O. Refunding and Improvement Series 2016, 6.50% due 12/1/2046	6,009,854
5,350,000	The Plaza Metropolitan District No. 1 Revenue Refunding Series 2013, 5.00% to yield 4.892% due 12/1/2040	5,519,221
2,340,000	Potomac Farms Metropolitan District G.O. Refunding and Improvement (LTD Tax Convertible to Unlimited Tax) Series 2007A, 7.25% due 12/1/2037	1,505,533
344,000	Potomac Farms Metropolitan District G.O. Refunding and Improvement (LTD Tax Convertible to Unlimited Tax) Series 2007B, 7.625% due 12/1/2023	231,966
1,040,000	Promenade at Castle Rock Metropolitan District No. 1 LTD Tax G.O. Series 2015A, 5.125% due 12/1/2025	1,111,698
34,320,000	Public Finance Authority Charter School Refunding and Improvement Draw-Down Revenue (Colorado Early Colleges Project) Charter Schools Authorized Through the Colorado Charter School Institute Series 2016A, 4.25% due 7/1/2023	34,537,589
9,345,000	Public Finance Authority (West Ridge Academy Charter School Project) A Charter School Chartered through Weld County School District 6 Charter School Revenue Series 2017A, 5.50% due 12/1/2021	9,381,165
3,500,000	Reata North Metropolitan District LTD TAX G.O. Series 2007, 5.50% to yield 9.00% due 12/1/2032	2,555,210
14,085,000	Reata South Metropolitan District LTD TAX G.O. Series 2007A, 7.25% due 6/1/2037	13,398,075
1,400,000	Richards Farm Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2015A, 5.75% to yield 5.875% due 12/1/2045	1,363,880
930,000	Riverdale Peaks II Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.40% due 12/1/2025(l)	381,337
1,135,000	Riverdale Peaks II Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.50% due 12/1/2035(l)	431,345
363,000	Routt County LID No. 2002-1 Special Assessment Series 2004A, 6.50% to yield 6.59% due 8/1/2024	356,226
211,640	Roxborough Village Metropolitan District Series 1993B, principal only, 0.00% due 12/31/2021(e)(i)(j)	121,799
242,645	Roxborough Village Metropolitan District Series 1993B, interest only, 10.41% due 12/31/2042(f)(i)(j)	21,838
1,000,000	Sierra Ridge Metropolitan District No. 2 LTD Tax G.O. Series 2016A, 4.50% due 12/1/2031	988,590
1,500,000	Sierra Ridge Metropolitan District No. 2 Subordinate LTD Tax G.O. Series 2016B, 7.625% due 12/15/2046	1,437,990

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Municipal Bonds — (Continued)
500,000	Silver Peaks Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2006, 5.75% due 12/1/2036	$334,030
1,000,000	Solaris Metropolitan District No. 3 (In the Town of Vail) Subordinate Limited Tax G.O. Refunding Series 2016B, 7% due 12/15/2046	949,860
3,520,000	Solitude Metropolitan District Senior G.O. LTD Tax Series 2006, 7.00% due 12/1/2026(j)	2,745,600
6,048,000	Sorrel Ranch Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2006, 5.75% to yield 7.585% due 12/1/2036	5,812,007
1,960,000	Southglenn Metropolitan District Special Revenue Refunding Series 2016, 3.00% to yield 3.07% due 12/1/2021	1,947,025
5,202,000	Southshore Metropolitan District No. 2 Subordinate LTD Tax G.O. Series 2017, 7.75% due 12/15/2042	5,182,440
1,000,000	STC Metropolitan District No. 2 LTD Tax G.O. Senior Series 2015A, 6.00% to yield 5.67% due 12/1/2038	1,000,690
3,500,000	STC Metropolitan District No. 2 LTD Tax G.O. Subordinate Series 2015B, 7.75% due 12/15/2038	3,504,585
2,195,000	Sterling Ranch Community Authority Board LTD Tax Supported Revenue Senior Series 2015A, 5.50% to yield 5.60% due 12/1/2035	2,203,934
3,000,000	Sterling Ranch Community Authority Board LTD Tax Supported Revenue Senior Series 2015A, 5.75% to yield 5.83% due 12/1/2045	3,020,610
1,045,000	Sterling Ranch Community Authority Board LTD Tax Supported Revenue Subordinate Series 2015B, 7.75% due 12/15/2045	1,032,868
1,615,000	Table Mountain Metropolitan District LTD Tax (Convertible to Unlimited Tax) G.O. Series 2016A, 5.25% due 12/1/2045	1,651,661
570,000	Table Mountain Metropolitan District Subordinate LTD Tax G.O. Series 2016B, 7.75% due 12/15/2045	569,783
2,070,000	Tallyn’s Reach Metropolitan District No. 3 LTD Tax (Convertible to Unlimited Tax) G.O. Refunding and Improvement Series 2013, 5.125% to yield 4.681% due 11/1/2038	2,158,286
1,220,000	Tallyn’s Reach Metropolitan District No. 3 Subordinate LTD Tax G.O. Series 2016A, 6.75% due 11/1/2038	1,219,890
11,045,000	United Water & Sanitation District (Lupton Lakes Water Storage Project and Water Activity Enterprise) Revenue Series 2006, 6.00% due 3/1/2021	11,075,374
6,875,000	United Water & Sanitation District Ravenna Project Water Activity Enterprise Convertible Capital Appreciation Series 2007, 6.125% due 12/1/2037	6,108,506
6,637,000	United Water & Sanitation District United Water Acquisition Project Water Activity Enterprise Revenue Refunding Series 2012, 6.00% due 12/1/2023	6,645,296
1,934,000	VDW Metropolitan District No. 2 Subordinate LTD Tax G.O. Series 2016B, 7.25% due 12/15/2045	1,889,847

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Municipal Bonds — (Continued)
11,500,000	Valagua Metropolitan District G.O. LTD Tax Series 2008, 7.75% to yield 7.75% – 31.02% due 12/1/2037	$2,639,940
355,000	The Villas at Eastlake Reservoir Metropolitan District Subordinate G.O. LTD Tax Series 2016B, 8.00% due 12/15/2046	361,326
2,250,000	Waterfront Metropolitan District LTD Tax (Convertible to Unlimited Tax) G.O. Refunding & Improvement Series 2007, 4.25% to yield 7.794% due 12/1/2032	2,249,978

	Total Colorado Municipal Bonds (amortized cost $630,274,635)	$606,176,844

Short-Term Municipal Bonds — 23.3%
10,245,000	Broomfield Urban Renewal Authority Tax Increment Revenue (Broomfield Event Center Project) Series 2005, 1.02%, due 12/1/2030 (LOC 1)	$10,245,000
3,435,000	Colorado Housing and Finance Authority Multi-Family/Project Class I Adjustable Rate 2008 Series C-3, 0.95% due 10/1/2038 (LOC 2)	3,435,000
1,665,000	Colorado Housing and Finance Authority Single Family Mortgage Class I Adjustable Rate 2006 Series A-2, 0.95% due 11/1/2034 (LOC 2)	1,665,000
12,555,000	Colorado Housing and Finance Authority Single Family Mortgage Class II Adjustable Rate 2013 Series B, 0.96% due 11/1/2036 (LOC 4)	12,555,000
2,920,000	Colorado Housing and Finance Authority Manufacturing Revenue (Ready Foods, Inc. Project) Series 2007A, 0.99% due 1/1/2032 (LOC 3)	2,920,000
7,730,000	Colorado Springs (City of) Variable Rate Demand Utilities System Improvement Revenue Series 2010C, 0.95% due 11/1/2040 (LOC 5)	7,730,000
1,400,000	Colorado Springs (City of) Variable Rate Demand Utilities System Improvement Revenue Series 2012A, 0.95% due 11/1/2041 (LOC 3)	1,400,000
19,800,000	Colorado Springs Urban Renewal Authority Tax Increment Revenue (University Village Project) Series 2008A Senior, 7.00% to yield 7.00% – 9.00% due 12/1/2029(b)	20,004,730
6,400,000	Colorado Springs Urban Renewal Authority Tax Increment Revenue (University Village Project) Series 2008B Subordinate (Convertible to Senior), 7.50% due 12/15/2029(b)	6,599,040
435,000	Confluence Metropolitan District (in the town of Avon) Tax Supported Revenue Series 2007, 5.25% to yield 6.929% due 12/1/2017	434,622
15,725,000	Flying Horse Metropolitan District No. 2 Refunding and Improvement Subordinate LTD Tax G.O. Convertible Capital Appreciation Series 2013B, 8.00% due 12/15/2042(d)	13,086,817
39,200,000	Freddie Mac Multifamily Variable Rate Certificates Class A Series M015, 1.00% due 5/15/2046 (LOC 6)	39,200,000
29,165,000	Freddie Mac Multifamily Variable Rate Certificates Class A Series M021, 1.01% due 6/15/2036 (LOC 6)	29,165,000
10,590,000	Freddie Mac Multifamily Variable Rate Certificates Class A Series M024, 1.00% due 7/15/2050 (LOC 6)	10,590,000

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Short-Term Municipal Bonds — (Continued)
21,330,000	Freddie Mac Multifamily Variable Rate Certificates Class A Series M-031, 0.98% due 12/15/2045 (LOC 6)	$21,330,000
36,560,000	Freddie Mac Multifamily Variable Rate Certificates Class A Series M-033, 0.98% due 3/15/2049	36,560,000
145,000	Fronterra Village Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Refunding & Improvement Series 2007, 4.375% – 5.00% to yield 4.552% – 7.135% due 12/1/2017-2034	145,695
620,000	Fort Lupton Golf Course Revenue Anticipation Warrants Senior Series 1996A, 8.50% due 12/15/2015(a)	6
14,000,000	PV Water and Sanitation Metropolitan District Capital Appreciation Revenue Series 2006, 6.00% due 12/15/2017(a)(d)	3,325,000
9,000,000	Ravenna Metropolitan District G.O. LTD Tax Series 2007, 7.00% due 12/1/2037(j)	9,000,000
2,380,000	Ravenna Metropolitan District Supplemental “B” Interest Registered Coupons, 8.25% due 12/1/2016(d)(j)	2,380,000
6,700,000	Sheridan Redevelopment Agency Variable Rate Tax Increment Refunding Revenue (South Santa Fe Drive Corridor Redevelopment Project) Series 2011A-1, 1.00% due 12/1/2029 (LOC 5)	6,700,000
17,315,000	SunAmerica Variable Rate Class A Series 2001-2, 1.00% due 7/1/2041 (LOC 6)	17,315,000
8,920,000	United Water & Sanitation District Ravenna Project Water Activity Enterprise Capital Appreciation Revenue Refunding Series 2009, 6.50% due 12/15/2016(a)(d)(j)	8,920,000

	Total Short-Term Municipal Bonds (amortized cost $272,813,298)	$264,705,910

Other Municipal Bonds — 4.2%
4,904,915	Freddie Mac Multifamily Variable Rate Certificates Series M001 Class B, 7.80% due 4/1/2037(g)(j)	$4,904,915
6,055,000	Flandreau Santee Sioux Tribe Tribal Health Care Revenue (Indian Health Service Joint Venture Construction Program Project) Series 2016, 5.75% due 1/1/2036	5,477,111
4,125,000	Flandreau Santee Sioux Tribe Tribal Health Care Revenue (Indian Health Service Joint Venture Construction Program Project) Series 2016, 5.00% due 1/1/2026	3,882,161
3,565,000	Flandreau Santee Sioux Tribe Tribal Health Care Revenue (Indian Health Service Joint Venture Construction Program Project) Series 2016, 5.50% due 1/1/2031	3,277,804
450,000	Haskell County, Oklahoma Public Facilities Authority Junior Lien Sales Tax Revenue Note Series 2015, 5.25% due 4/1/2024	445,559
516,000	The Industrial Development Authority of the City of Kansas City, Missouri Multi-family Housing Revenue (Alexandria Apartments) Series 2005A, 6.75% due 1/1/2028	518,100
1,435,000	Lower Brule Sioux Tribe (Lower Brule, South Dakota) Tribal Purpose Refunding Tax-Exempt Series 2014C, 5.875% due 3/01/2025	1,449,422

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Other Municipal Bonds — (Continued)
6,345,000	The Hospital Facilities Authority of Multnomah County, Oregon Revenue Refunding (Odd Fellows Home-Friendship Health Center) Series 2013A, 5.45% due 9/15/2020	$6,344,428
1,560,000	Oglala Sioux Tribe (Pine Ridge, South Dakota) Essential Governmental Function Revenue and Refunding Series 2012, 5.00% due 10/1/2022	1,559,875
1,985,000	Oglala Sioux Tribe (Pine Ridge, South Dakota) Essential Governmental Function Revenue Tax-Exempt Series 2014B, 5.50% to yield 5.70% due 10/1/2024	2,000,622
2,500,000	Commonwealth of Puerto Rico G.O. 2014 Series A, 8.00% due 7/1/2035(a)	1,212,500
7,100,000	Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Series 2007A Capital Appreciation 6.75% due 8/01/2045(d)	1,485,462
20,000,000	Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Senior Series 2011C Capital Appreciation 8.00% due 8/01/2038(d)	3,374,000
10,000,000	Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Senior Series 2011C Capital Appreciation 8.00% due 8/01/2039(d)	1,579,800
898,000	The Industrial Development Authority of the City of St. Louis, Missouri Senior Housing Revenue (Grant School Apartments) Series 2005A, 6.75% due 5/1/2027	864,882
5,655,000	South Carolina Jobs-Economic Development Authority Economic Development Revenue (GREEN Midlands, LLC Project) Series 2016A, 5.25% due 12/1/2021	5,678,129
3,495,000	Tacoma, Washington (City of) Consolidated LID District No.65, 5.75% to yield 5.75% – 6.22% due 4/1/2043	3,496,468

	Total Other Municipal Bonds (amortized cost $49,671,322)	$47,551,238

Colorado Capital Appreciation and Zero Coupon Bonds — 1.9%
2,025,000	Bramming Farm Metropolitan District No. 1 G.O. (LTD Tax Convertible to Unlimited Tax) Capital Appreciation Series 2015, 5.25% due 12/1/2044(d)	$1,998,918
520,000	Colorado Health Facilities Authority Zero Coupon Retirement Housing Revenue (Liberty Heights Project) 1990 Subordinate Series B, 6.97% due 7/15/2020(b)(d)	499,382
7,470,000	Conifer Metropolitan District Jefferson County Supplemental Interest Coupons Series 2006, 8.00% due 12/1/2010-12/1/2031(a)(d)(j)	3,352,311
7,205,000	Southshore Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Convertible Capital Appreciation Series 2015, 6.50% due 12/1/2042(d)	7,208,819
6,685,000	Sterling Ranch Metropolitan District No. 2 G.O. LTD Tax Convertible Capital Appreciation Series 2015, 8.00% due 12/1/2045(d)	5,121,245
2,286,030	United Water & Sanitation District Ravenna Project Water Activity Enterprise Capital Appreciation Subordinate Series 2006B, 7.00% due 12/15/2011(d)(j)	2,171,729
2,720,000	Wildwing Metropolitan District No. 1 Capital Appreciation Revenue Series 2008, 7.50% due 12/1/2023(d)	1,686,400

	Total Colorado Capital Appreciation and Zero Coupon Bonds (amortized cost $22,645,952)	$22,038,804

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount			Value
Colorado Taxable Bonds/Certificates/Notes — 0.8%
1,806,518	777 S High Street LLC, Tax Lien Receipt Certificates, 9.00% due 2/28/2019(j)(m)		$1,806,518
7,105,000	Public Finance Authority Charter School Refunding and Improvement Draw-Down Revenue (Colorado Early Colleges Project) Charter Schools Authorized Through the Colorado Charter School Institute Taxable Series 2016B, 5.75% due 7/1/2023		7,005,317
227,347	Note receivable from Tabernash Meadows, LLC, a Colorado limited liability company, 24.00% due 2/9/2002(a)(j)		127,601

	Total Colorado Taxable Bonds/Certificates/Notes (amortized cost $9,138,865)		$8,939,436

	Total investments, at value (amortized cost $984,544,072)	83.4%	$949,412,232
	Other assets net of liabilities	16.6%	188,404,978

	Net assets	100.0%	$1,137,817,210

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

(a)	Defaulted or non-income producing based upon the financial condition of the issuer (see note 2 in notes to financial statements).

(b)	Originally issued as general obligation bonds but are now pre-refunded and are secured by an escrow fund consisting entirely of direct U.S. Government obligations.

(c)	Represents securities whose blended characteristics are reflective of a zero coupon bond and a step rate bond. Interest rate shown represents effective yield at acquisition.

(d)	Interest rate shown for capital appreciation and zero coupon bonds represents the effective yield at the date of acquisition.

(e)	Principal-only certificate represents the right to receive the principal payments on the underlying debt security upon maturity. The price of this security is typically more volatile than that of coupon-bearing bonds of the same maturity.

(f)	Interest-only certificate represents the right to receive semi-annual interest payments on the underlying debt security. The principal amount of the underlying security represents the notional amount on which current interest is calculated. The interest rate shown represents the effective yield at the date of acquisition.

(g)	Interest rate disclosed for cash flow bond represents the effective yield at September 30, 2017. Income on this security is derived from the cash flow of the issuer.

(h)	Represents current interest rate for a step rate bond. No step rate bonds were owned by the Fund at September 30, 2017.

(i)	Terms of security have been restructured since the original issuance. The total face amount of all such restructured securities approximates $10,969,352 and a value of $6,764,074 or less than 1.0% of net assets, as of September 30, 2017.

(j)	Securities valued at fair value (see note 2 in notes to financial statements).

(k)	See note 7 in notes to financial statements for further information on purchase accrued interest related to these bonds.

(l)	The Fund has entered into a forbearance agreement under which it agrees that the issuer may pay a reduced rate of interest in lieu of the contract rate for a period of time (see note 2 in notes to financial statements).

(m)	Tax lien receipt certificates.

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

(LOC)	These securities are Variable Rate Demand Obligations (“VRDO”) with scheduled principal and interest payments that have a guaranteed liquidity provider in the form of a letter of credit. These obligations bear interest at a rate that resets daily or weekly (see note 2 in notes to financial statements). The numbered list below corresponds to the liquidity provider associated with the respective LOC.

1. BNP Paribas

2. FHLB Topeka

3. US Bank, N. A.

4. Royal Bank of Canada

5. JPMorgan Chase Bank, N.A.

6. Freddie Mac

The following abbreviations are used in the descriptions of securities included in the Schedule of Investments:

G.O. — General Obligation

GID — General Improvement District

LID — Local Improvement District

LTD — Limited

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statement of Assets and Liabilities

September 30, 2017

ASSETS
Investments, at value (amortized cost 984,544,072)	$949,412,232
— see accompanying schedule
Cash	55,944,309
Interest receivable	89,901,564
Purchase accrued interest (note 7)	44,417,942
Receivable from bonds sold	1,260,000
Receivable for shares of beneficial interest sold	56,115

TOTAL ASSETS	1,140,992,162

LIABILITIES
Payables and other liabilities:
Dividends payable	1,977,281
Payable for shares of beneficial interest redeemed	82,158
Management fees payable	467,675
Accrued expenses payable	647,838

TOTAL LIABILITIES	3,174,952

NET ASSETS	$1,137,817,210

COMPOSITION OF NET ASSETS
Paid-in capital	$1,170,595,243
Accumulated net realized gain	2,353,807
Net unrealized depreciation of investments	(35,131,840)

NET ASSETS	$1,137,817,210

NET ASSET PRICE AND REDEMPTION PRICE PER SHARE (based on 125,735,077 shares of beneficial interest outstanding at September 30, 2017 unlimited number of no par value shares authorized)	$9.05

MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge of 4.75% of offering price)	$9.50

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statement of Operations

For the Fiscal Year Ended September 30, 2017

INVESTMENT INCOME
Interest	$55,961,894
EXPENSES
Management fees (note 4)	5,426,719
Custodian fees (note 5)	72,632
Legal and auditing fees	730,305
Portfolio pricing fees	31,390
Registration fees	11,315
Shareholders’ reports	93,805
Transfer agency expenses (note 4)	182,500
Trustees’ fees	12,045
Other	127,020

Total expenses	6,687,731
Custody credits (note 5)	(48,542)

Net expenses	6,639,189

NET INVESTMENT INCOME	49,322,705

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,024,480
Net unrealized (depreciation) on investments	(7,899,878)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS	(5,875,398)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,447,307

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statements of Changes in Net Assets

For the Fiscal Years Ended September 30

	2017	2016
FROM OPERATIONS:
Net investment income	$49,322,705	$42,223,525
Net realized gain on investments	2,024,480	10,583,922
Unrealized appreciation (depreciation) on investments	(7,899,878)	(3,794,374)

Net increase in net assets resulting from operations	43,447,307	49,013,073

FROM DISTRIBUTIONS TO SHAREHOLDERS: (note 2)
Dividends to shareholders from net investment income	(49,322,705)	(42,223,525)
Net realized gain to shareholders from investment transactions	(8,438,030)	(2,055,096)

Total distributions to shareholders	(57,760,735)	(44,278,621)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares	150,272,882	177,098,337
Reinvested dividends and distributions	38,653,680	28,522,767
Redemption of shares	(98,802,502)	(69,872,218)

Increase in net assets derived from beneficial interest transactions	90,124,060	135,748,886

Net increase in net assets	75,810,632	140,483,338
NET ASSETS:
Beginning of period	1,062,006,578	921,523,240

End of period	$1,137,817,210	$1,062,006,578

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Sales charges are not reflected in the total returns.

	For Fiscal Years Ended September 30
	2017	2016	2015	2014	2013
For a share outstanding throughout the period
Net asset value, beginning of period	$9.18	$9.14	$9.11	$9.00	$9.24

Income From Investment Operations
Net investment income(1)	0.41	0.39	0.37	0.41	0.39
Net gain or (loss) on investments (both realized and unrealized)	(0.06)	0.06	0.04	0.12	(0.24)

Increase from investment operations	0.35	0.45	0.41	0.53	0.15
Less Distributions
Dividends to shareholders from net investment income	(0.41)	(0.39)	(0.37)	(0.41)	(0.39)
Distributions from realized capital gains	$(0.07)	$(0.02)	$(0.01)	$(0.01)	—

Total Distributions	(0.48)	(0.41)	(0.38)	(0.42)	(0.39)

Net increase (decrease) in net asset value	(0.13)	0.04	0.03	0.11	(0.24)

Net Asset Value, end of period	$9.05	$9.18	$9.14	$9.11	$9.00

Total Return, at Net Asset Value(2)	4.03%	5.07%	4.48%	6.06%	1.58%

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment income	4.54%	4.29%	4.03%	4.52%	4.23%
Total expenses	0.62%	0.56%	0.58%	0.71%	0.73%
Net expenses	0.61%	0.55%	0.58%	0.70%	0.73%
Net assets, end of period (000s)	$1,137,817	$1,062,007	$921,523	$891,733	$872,586

Portfolio turnover rate(3)	8.77%	16.77%	19.06%	11.36%	8.21%

(1)	Net investment income per share was calculated using an average shares method.

(2)	Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(3)	The portfolio turnover rate is computed by dividing the lesser of purchases or sales of portfolio securities for a period by the monthly average of the value of portfolio securities owned during the period. Sales of securities include the proceeds of securities that have been called or for which payment has been made through redemption or maturity. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation. Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period ended September 30, 2017 were $105,283,408 and $63,386,719, respectively.

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements

(1)	Organization

Colorado BondShares — A Tax-Exempt Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s investment objectives are to maximize income exempt from federal income taxes and from personal income taxes of the State of Colorado to the extent consistent with the preservation of capital and to seek opportunities for capital appreciation. The Fund’s investment adviser is Freedom Funds Management Company (“Freedom Funds”). The following is a summary of significant accounting policies consistently followed by the Fund.

(2)	Summary of Significant Accounting Policies

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. These financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of financial position and results of operations for the reporting period. The following summarizes the significant accounting policies of the Fund:

(a)	Investment Valuation and Risk

Securities for which there is no last sales price are valued by an independent pricing service based on evaluated prices which considers such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are fair valued by management.

Securities for which market quotations are not readily available (or management considers otherwise are no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings are valued at current market quotations or amortized cost, whichever management believes best approximates fair value.

Fixed-income securities owned by the Fund are subject to interest-rate risk, credit risk, prepayment risk and market risk. The Fund invests in not rated securities which may be subject to a greater degree of credit risk and risk of loss of income and principal and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund concentrates its investments in Colorado and, therefore, may be impacted by specific events, issuers or factors affecting Colorado. The Fund has more credit risk related to the economic conditions of Colorado than a portfolio with a broader geographical diversification.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

Accounting Standards Codification (“ASC”) 820 Fair Value Measurements and Disclosures establishes a fair value hierarchy that classifies securities based on valuation techniques used to measure fair value and distinguish between observable inputs (market data obtained from independent sources) and the reporting entities own assumptions, which are not readily observable to market participants. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

Level 1 Inputs:    Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 Inputs:    Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 Inputs:    Significant unobservable inputs for the asset or liability including management’s own assumptions. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

The following table summarizes the valuation of the Fund’s investments as defined by ASC 820 hierarchy levels as of September 30, 2017:

Valuation Inputs Summary

	Colorado Municipal Bonds	Short-Term Municipal Bonds	Other Municipal Bonds	Colorado Capital Appreciation and Zero Coupon Bonds	Colorado Taxable Certificates/ Notes/ Bonds	Total Securities September 30, 2017
Level 1 Securities	$—	$—	$—	$—	$—	$—
Level 2 Securities	586,295,867	244,405,910	42,646,323	16,514,764	7,005,317	896,868,181
Level 3 Securities	19,880,977	20,300,000	4,904,915	5,524,040	1,934,119	52,544,051

Totals	$606,176,844	$264,705,910	$47,551,238	$22,038,804	$8,939,436	$949,412,232

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

	Colorado Municipal Bonds	Short-Term Municipal Bonds	Other Municipal Bonds	Colorado Capital Appreciation and Zero Coupon Bonds	Colorado Taxable Certificates/ Notes/Bonds	Totals
Level 3 Beginning Balance as of September 30, 2016	$28,343,386	$289,170	$4,904,915	$7,161,287	$1,934,119	$42,632,877
Unrealized Losses	(10,393)	(136,833)	—	—	—	(147,226)
Unrealized Gains	550,170	46,179	—	1,278,336	—	1,874,685
Realized Losses	—	—	—	—	—	—
Realized Gains	19,671	162,663	—	—	—	182,334
Purchases	—	—	—	—	—	—
Sales	(21,857)	(315,000)	—	—	—	(336,857)
Transfers In to Level 3*	—	268,821	—	8,338,238	—	8,607,059
Transfers Out of Level 3*	(9,000,000)	19,985,000	—	(11,253,821)	—	(268,821)

Level 3 Balance as of September 30, 2017	$19,880,977	$20,300,000	$4,904,915	$5,524,040	$1,934,119	$52,544,051

* Transfers from Level 2 to Level 3 are because of a lack, or change of observable inputs or reduced market data reliability. Transfers from Level 3 to Level 2 are the result of observable inputs becoming available or increased market data reliability. The Fund’s policy is to recognize transfers into and out of Level 3 when management becomes aware of a change to significant observable input or market data reliability.

From September 30, 2016 to September 30, 2017, there were no Level 1 Securities.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

Significant Unobservable Inputs Quantitative Disclosure

Level 3 Securities*	Fair Value September 30, 2017	Valuation Technique(s)**	Unobservable Inputs	Low	High	Weighted Average
Colorado Municipal Bonds	$19,880,977	discounted cash flow	probability of default	5.00%	100.00%	23.17%
		consensus pricing	Bond Dealer #1	9.00%	100.00%	73.90%
			Bond Dealer #2	9.00%	100.00%	73.90%
Short-Term Municipal Bonds	20,300,000	discounted cash flow	probability of default	10.00%	10.00%	10.00%
		consensus pricing	Bond Dealer #1	100.00%	100.00%	100.00%
			Bond Dealer #2	100.00%	100.00%	100.00%
Other Municipal Bonds	4,904,915	discounted cash flow	probability of default	1.00%	1.00%	1.00%
		consensus pricing	Bond Dealer #1	100.00%	100.00%	100.00%
			Bond Dealer #2	100.00%	100.00%	100.00%
Colorado Capital Appreciation and Zero Coupon Bonds	5,524,040	discounted cash flow	probability of default	10.00%	100.00%	64.62%
		consensus pricing	Bond Dealer #1	44.87%	95.00%	64.58%
			Bond Dealer #2	44.88%	95.00%	64.58%
Colorado Taxable Certificates/Notes/Bonds	1,934,119	discounted cash flow	probability of default	10.00%	100.00%	15.94%
		consensus pricing	Bond Dealer #1	56.10%	100.00%	97.10%
			Bond Dealer #2	56.10%	100.00%	97.10%

Total Level 3 Securities at September 30, 2017	$52,544,051

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are collateral value, probability of default, and loss severity in the event of default. Any changes in unobservable inputs may result in substantial changes to fair value measurements.

* The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2 (a). The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.

** Other unobservable inputs used in the discounted cash flow technique include collateral value and loss severity. These unobservable inputs are specific to the characteristics of each security being valued.

(b)	Cash

The Fund continually monitors its positions with, and the credit quality of, the financial institutions with which it invests. As of September 30, 2017, and periodically throughout the year, the Fund has maintained balances in various operating accounts in excess of federally insured limits.

(c)	Income Tax Information and Distributions to Shareholders

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all its net investment income and

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

any net realized gain on investments not offset by capital loss carryforwards to shareholders. The Fund distributes investment income monthly and due to the tax-exempt nature of its investments, the income is generally non-taxable to the shareholders. The Fund distributes net realized capital gains, if any, to its shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of tax allocations.

Management has reviewed the Fund’s tax position for all open tax years. As of September 30, 2017, the Fund did not have a liability for any unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the Statement of Operations. The Fund has no examinations in progress.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains were as follows during the Fund’s tax years ended September 30, 2017 and September 30, 2016:

	2017	2016
Undistributed net tax-exempt income	$—	$—
Undistributed net ordinary income*	1,217,952	40,285
Undistributed net long-term capital gain	600,301	8,356,284

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2017 and September 30, 2016 was designated for purposes of the dividends paid deduction as follows:

	2017	2016
Distributions from net tax-exempt income*	$48,722,633	$41,354,894
Distributions from net ordinary income**	587,475	2,648,564
Distributions from net long-term capital gain	8,356,287	101,090

* The Fund hereby designates this amount paid during the fiscal year ended September 30, 2017, as Exempt Interest Dividends.

** Net ordinary income consists of taxable market discount income, taxable interest income and net short-term gains, if any.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

At September 30, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis , were as follows:

Cost of investments	$984,544,072

Gross unrealized appreciation	$14,620,023
Gross unrealized depreciation	(49,751,863)

Net unrealized depreciation of investments	$(35,131,840)

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years. At September 30, 2017, the Fund did not have any capital loss carryforwards.

(d)	Defaulted or Non-income Producing Investments

The Fund discontinues the accrual of interest income on municipal bonds when the securities become delinquent as to payment of principal or interest, or when the Fund’s investment adviser determines that an uncertainty exists as to the realization of all or a portion of the principal balance. The face amount of bonds for which the accrual of interest income has been discontinued approximates $59,292,347 and such bonds have a value of $28,007,495 or 2.46% of net assets, as of September 30, 2017. These securities have been identified in the accompanying Schedule of Investments.

The Fund has entered into forbearance agreements with one district under which it agrees that the issuer may pay a reduced rate of interest in lieu of the contract rate for a period of time. Face amount of the bonds for which the Fund has entered into forbearance agreements total $2,065,000 and have a value of $812,682 or less than 1% of net assets, as of September 30, 2017. These securities have been identified in the Schedule of Investments.

(e)	Investment Transactions and Revenue Recognition

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Purchases and sales of securities, other than short-term securities, aggregated to $105,283,408 and $63,386,719 respectively.

Dividends to shareholders are declared each business day and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated using the identified-cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income is recorded on the accrual basis.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

Variable Rate Demand Obligations (“VRDO”) purchased by the Fund are floating rate obligations that have a nominal long-term maturity but have a coupon rate that is reset periodically (e.g., daily or weekly). The investor has the option to put the issue back to the trustee or tender agent at any time with specified (e.g., seven days) notice; accordingly the Fund treats these obligations as short-term holdings. On September 30, 2017, the interest rates paid on these obligations ranged from 0.95% to 1.02%.

(f)	Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

(g)	Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and may increase or decrease in value prior to the delivery date. The Fund maintains segregated assets with a value equal to or greater than the amount of its purchase commitments. The Fund did not have any when-issued securities at September 30, 2017.

(3)	Shares of Beneficial Interest

The Fund has an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Years Ended September 30,
	2017		2016
	Shares	Amount	Shares	Amount
Shares sold	16,690,637	$150,272,882	19,392,674	$177,098,337
Dividends reinvested	4,302,757	38,653,680	3,123,284	28,522,767

	20,993,394	188,926,562	22,515,958	205,621,104
Shares redeemed	(10,993,823)	(98,802,502)	(7,651,875)	(69,872,218)

Net increase in shares outstanding	9,999,571	$90,124,060	14,864,083	$135,748,886

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(4)	Management Fees and Other Transactions with Affiliates

Management fees paid to Freedom Funds were in accordance with the investment advisory agreement with the Fund which provides for an annual fee equivalent to 0.5% of the net assets of the Fund. Freedom Funds pays all expense associated with advertising, marketing, and distributing the Fund’s shares and serves as the transfer agent, dividend disbursing agent, and registrar for the Fund. Freedom Funds provided certain transfer agency and shareholder services as part of the management fee arrangement for the period ended September 30, 2017. Transfer agency expenses on the Statement of Operations represent direct expenses charged to the Fund by third parties.

Allen Insurance, an affiliate of the investment adviser, acted as agent for the Fidelity Bond and the Errors and Omissions insurance policy maintained by the Fund and as a result received compensation in the form of commissions. The policies were provided by Traveler’s Insurance Company and all the commissions referred to above were paid by Travelers. Allen Insurance received no compensation directly from the assets of the Fund.

The Fund does not have any Trustees who are affiliated with the Adviser or Distributor. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund does not reimburse the Adviser for any compensation or fees associated with the Chief Compliance Officer.

(5)	Custody Credits

Expenses paid indirectly by the Fund represent earnings credits on cash balances maintained with the Fund’s custodian bank, UMB Bank, N.A. The earnings credits resulted in offsetting custodian fees of $48,542 for the period ended September 30, 2017.

(6)	Indemnification

From time to time the Fund may be involved in certain disputes and legal actions arising in the ordinary course of its business. While it is not feasible to predict or determine the outcome of these proceedings, in management’s opinion, based on a review with legal counsel, none of these disputes and legal actions is expected to have a material impact on its financial position or results of operations. However, litigation is subject to inherent uncertainties, and an adverse result in these matters may arise from time to time that may harm the Fund’s business.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(7)	Purchase Accrued Interest

Purchase accrued interest is typically a component of a municipal bond purchase and is paid on settlement date. The accrual period begins on the last interest payment date (or original issue date) and runs through the day immediately preceding the settlement date. The Fund has purchased three bonds from the Meadows Metropolitan Districts No. 1, 2 and 7 with an aggregate balance of purchase accrued of $44,026,872 (99.1% of the September 30, 2017 balance of $44,417,942). Approximately $60,998,414 of additional interest has accrued on the purchase accrued interest since its purchase in 2007. This additional accrued interest has been fair valued in accordance with ASC 820 at approximately $45,662,011 and is included in other assets net of liabilities in the Schedule of Investments. This amount bears interest at the rate of 7.999% and will be received over an uncertain period of years. The value of the Meadows bonds is contained within three separate line items of the financial statements which all relate to a single set of bonds that cannot be sold separately.

(8)	Litigation

The Fund is periodically involved in various legal proceedings. At September 30, 2017, the Fund has a litigation accrual of $419,876 for all pending litigation matters primarily for the purpose of paying lawyer fees. Possible additional amounts cannot be currently estimated but will be set aside as needed. Although there can be no assurances, based on information available, management believes that it is probable that the ultimate outcome of the action described below and other matters that are pending or threatened will not have a material effect on the Fund’s financial condition.

(a)	Marin Metropolitan District LTD Tax G.O. Series 2008

The Fund is the beneficial owner of bonds issued in 2008 (the “Bonds”) by Marin Metropolitan District (the “District”) as described more fully in the Fund’s most recent quarterly schedule of portfolio holdings for the period ended June 30, 2017 in Form N-Q that was filed with the Securities and Exchange Commission (“SEC”) on August 29, 2017. The original principal amount of the Bonds was $30,485,000. The current principal amount of the Bonds is $17,485,000.

On June 1, 2011, Landmark Towers Association, Inc. (“Landmark”), a homeowner association, filed an action on behalf of its members entitled Landmark Towers Ass’n, et al. v. UMB Bank, et al., Case Number 2011-CV-1076 in Arapahoe County District Court, Colorado (“Landmark Litigation”). The complaint filed in the Landmark Litigation sought a temporary restraining order, declaratory relief and permanent injunction against the District, the Fund, and UMB Bank (“UMB”), the trustee, alleging that the taxes imposed by the District pledged to pay the Bonds violated Colorado’s Tax Payer Bill of Rights (“TABOR”).

In August 2011, Landmark sought to freeze approximately $13,000,000 in original proceeds from the sale of the Bonds to the Fund, which moneys were held by UMB as trustee. The District Court denied Landmark’s efforts to freeze the $13,000,000 and allowed those moneys to be paid to the Fund, which reduced the principal amount of the Bonds to the current level.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

In July and August 2013, the District Court held a bench trial regarding Landmark’s claims for declaratory relief and permanent injunction. On September 6, 2013, the District Court issued an order (“Sept. 6 Order”) that the District was properly formed and that the election approving the taxes was proper, but nonetheless held that there were violations of TABOR relating to the property taxes. In particular, the District Court held that (1) bond proceeds were used to pay improper charges of the developer; (2) the taxes exceeded the maximum mill levy for debt service; and (3) the taxes did not benefit the Landmark taxpayers. After holding that the taxes did not provide a benefit to the Landmark taxpayers, the Court enjoined the District from imposing its taxes on the Landmark members for purposes of paying the Bonds (the “Injunction”). The Fund, the District and UMB filed a motion for reconsideration of the Sept. 6 Order, which the District Court denied in an order dated October 31, 2013 (“Oct. 31 Order”).

While the Fund was not found to be responsible for damages based on the asserted TABOR violations, the District Court on March 10, 2014 entered an order allowing Landmark to pursue claims for fraudulent transfer and constructive trust that could result in the Fund being ordered to pay some or all of the tax refund obligations of the District.

In August 2014, the District Court held a four-day trial on the newly asserted claims against the Fund, and on September 10, 2014, the District Court issued an order (the “Sept. 10 Order”) denying each of the new claims asserted against the Fund. Landmark, however, filed a post-trial motion for reconsideration of the Sept. 10 Order, which motion was denied on November 12, 2014.

The Fund filed a Notice of Appeal of the Sept. 6 Order and the Oct. 31 Order, including the Injunction.

On April 21, 2016, the Colorado Court of Appeals issued an Opinion, in which it concluded that the TABOR election held for approving the Bonds and the District’s ad valorem property taxes was invalid because eligible electors were denied the right to vote in the election and that ineligible electors voted in the election. Based on those decisions, the Court of Appeals upheld the injunction against the District, prohibiting it from levying taxes for payment of the Bonds.

The Opinion of the Colorado Court of Appeals also has created uncertainty in the Colorado public finance market in that it calls into question the process that is routinely used to qualify electors for special district elections in Colorado. Emergency legislation was introduced in the Colorado legislature to remove the uncertainty and any impact the Opinion may have on other special district financings. The legislation was passed unanimously by the Colorado General Assembly and was signed by the Governor on May 18, 2016.

In a further effort to reduce any impact the Opinion may have on the Colorado public finance market, the Fund filed a Petition for Rehearing with the Court of Appeals, asking it to withdraw a portion of its Opinion as unnecessary. That Petition was filed on May 5, 2016 and was denied on May 12, 2016.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

The Fund filed a petition with the Colorado Supreme Court to review the Court of Appeals’ Opinion on various grounds. On November 7, 2016, the Supreme Court granted the petition for review. The issues were brought before the Supreme Court on February 13, 2017 and was heard on September 20, 2017 and will be decided in due course sometime thereafter.

If the Court of Appeals Opinion is upheld, the tax revenues pledged to pay the Bonds would be reduced. However, it is impossible to determine the direction, cost, duration or ultimate outcome of the Landmark Litigation. In addition, litigation is expensive and time consuming and, while the Fund fully intends to recover its costs, there can be no assurance that this will occur and there could be further adverse effects on dividend distributions and net asset values of the Fund while the matter is pending.

(b)	United Water & Sanitation District Ravenna Project Series 2009 (River Canyon Real Estate Investments, LLC Bankruptcy)

On July 31, 2013 the U.S. Bankruptcy Court confirmed a Chapter 11 bankruptcy plan proffered by bankrupt developer River Canyon (associated with development within the Ravenna District). The Fund had opposed the plan because of the unfavorable treatment of creditors and participated in an appeal of the Bankruptcy Court’s decision. The Fund was indirectly involved in a related case which was removed to the Douglas County District Court by the bankruptcy court to determine the validity of certain liens filed on the developer’s lots to secure the United Water Bonds (as defined below) owned by the Fund. All matters pending in Douglas County District Court have now been decided or settled. The Fund was actively involved in global settlement negotiations with the parties in an attempt to permanently resolve these matters without incurring additional legal expenses associated with a trial. On November 16, 2017, the bonds were restructured in their entirety by re-scheduling the past obligations of the district to provide for their future payment. This restructuring is expected to end the need for further negotiations or litigation between the parties.

(c)	Ravenna Metropolitan District

The Fund is the holder of approximately $11,380,000 of General Obligation Limited Tax Bonds, Series 2007 and Supplemental B Interest Registered Coupons (collectively the “Ravenna Bonds”) issued by Ravenna Metropolitan District (“Ravenna”). In addition, Ravenna also owes United Water and Sanitation District (“United”) approximately $6,875,000 arising under the Lease Purchase Agreement and related Water Services Agreement (collectively the “Water Agreements”). United in turn is obligated to the Fund pursuant to revenue bonds, Series 2007 issued by United to the Fund (the “United Water Bonds”), which United Water Bonds are payable from these revenue streams.

Ravenna filed a voluntary petition for bankruptcy under Chapter 9 of the United States Bankruptcy Code seeking relief under the United States Bankruptcy Code asserting that it is not generally able to pay its debts as they became due and that it will not be able to pay debts as they prospectively become due

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

after the filing of its bankruptcy petition. The Fund challenged the eligibility of Ravenna to seek relief under the Bankruptcy Code, asserting, that Ravenna is generally able to pay its debts as they became due as such term is defined under the United States Bankruptcy Code and interpreted in accordance with applicable laws. A five-day trial was held to the Court in late July, 2014.

On December 15, 2014, the Bankruptcy Court entered an order dismissing Ravenna’s bankruptcy case finding that Ravenna did not meet the eligibility requirements under the Bankruptcy Code to file a Chapter 9 petition and finding that Ravenna lacked good faith in filing the petition. Ravenna appealed the Bankruptcy Court’s dismissal of its Chapter 9 petition and that appeal was pending before the 10th Circuit Bankruptcy Appellate Panel until December 2016 when the case was dropped.

The parties have been involved in a very lengthy court-supervised mediation overseen by the Tenth Circuit Bankruptcy Appellate Panel. On November 16, 2017, the bonds were restructured in their entirety by re-scheduling the past obligations of the district to provide for their future payment. This restructuring is expected to end the need for further negotiations or litigation between the parties.

(9)	New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission (SEC) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017 and did not have a significant impact on the Fund’s financial statements.

(10)	Subsequent Events

Management has evaluated the possibility of subsequent events in the Fund’s financial statements through the date of issuance. Management has determined that except for note 8(b) and 8(c) there are no material events that would require disclosure in the Fund’s financial statements through this date.

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A Tax-Exempt Fund

ANNUAL REPORT

September 30, 2017

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics (as defined in Item 2 of Form N-CSR), that applies to its President (Principal Executive Officer) and Treasurer (Principal Financial Officer).

(c) There have been no amendments to the code of ethics during the period covered by this report.

(d) The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver, from the code of ethics.

(f)(3) A copy of the registrant’s code of ethics is available upon request and without charge by calling or writing the registrant at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202, telephone (303) 572-6990 or (800) 572-0069 (outside Denver).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant’s board of trustees has determined that the registrant does not have an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission pursuant to Item 3 of Form N-CSR, as no single individual appears to meet all of the independence and the financial training/experience qualifications outlined in the instructions to Form N-CSR. The board of trustees, which serves as the audit committee, has determined that it collectively has experience evaluating financial statements and understanding internal control over financial reporting and the audit committee function and has sufficient financial expertise to adequately perform its duties without the addition of an expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table shows the amount of fees and reimbursable expenses that EKS&H LLLP, the registrant’s independent registered public accounting firm, billed to the registrant during the registrant’s last two fiscal years. For the reporting periods, the audit committee approved in advance all services that EKS&H LLLP provided to the registrant.

The aggregate fees billed by the registrant’s independent registered public accounting firm, for professional services in the registrant’s fiscal years ended September 30, 2017 and 2016 are as follows:

	2017	2016
(a) Audit Fees	$125,000	$125,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

The above “Audit Fees” were billed for amounts related to the audit of the registrant’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The board of trustees serves as the audit committee and pre-approves all audit and non-audit services to be provided by the registrant’s independent registered public accounting firm.

(e)(2) Not applicable.

(f) Not applicable.

(g) No non-audit fees were billed by the registrant’s independent registered public accounting firm for services rendered to the registrant and the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2017 and 2016.

(h) The registrant’s independent registered public accounting firm did not provide any non-audit services to the registrant in the registrant’s fiscal years ended September  30, 2017 and 2016.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Please see the Schedule of Investments contained in the Annual Report included under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant has adopted and maintained disclosure controls and procedures (as such term is defined in Rules 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) that are designed to ensure that information required to be disclosed in the registrant’s reports under the Act, is recorded, processed, summarized and reported within the time periods required under the SEC’s rules and forms and that the information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer to allow for timely decisions regarding required disclosure.

As required by Rule 30a-3(b) of the Act, the registrant carried out an evaluation under the supervision and with the participation of its management, including its principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures within the 90-day period prior to the filing date of this report. Based on the foregoing, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	Not applicable (See Item 2(f)(3) of this report).
(a)(2)(i)
(99.302)	Interim President’s (Principal Executive Officer) Section 302 Certification
(a)(2)(ii)
(99.302)	Interim Treasurer’s (Principal Financial Officer) Section 302 Certification
(a)(3)	Not applicable.
(b)
(99.906)	Combined Interim President & Treasurer (Principal Executive Officer and Principal Financial Officer) Section 906 Certification

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Colorado BondShares — A Tax-Exempt Fund

By (Signature and Title)	/s/ George N. Donnelly
George N. Donnelly Interim President, Secretary and Treasurer

Date: December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George N. Donnelly
George N. Donnelly Interim President, Secretary and Treasurer (Principal Executive Officer and Principal Financial Officer) Date: December 8, 2017